Income taxes	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Income taxes

Note 8 Income taxes
Tax examinations and assessments
During the first quarter of 2021, we received a reassessment from the Canada Revenue Agency (CRA) in respect of the 2015 taxation year which suggests that Royal Bank of Canada owes additional taxes as they denied the deductibility of certain dividends. The reassessment is consistent with the previously received proposal letters as described in Note 22 of our 2020 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.